Exhibit 10.18
Execution Version
AMENDMENT NO. 1
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 21, 2022 (this “Amendment”), by and among Essent Group Ltd., a Bermuda exempted company limited by shares with registration number 42085 (“Essent”), Essent Irish Intermediate Holdings Limited, an Irish private company limited by shares having company number 541443 (“Essent IIH”) and Essent US Holdings, Inc., a Delaware corporation (“Essent USH” and, together with Essent and Essent IIH, the “Borrowers”), JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement (in such capacity, the “Administrative Agent”), and the Lenders (as defined below) party hereto.
WHEREAS, reference is hereby made to the Third Amended and Restated Credit Agreement, dated as of December 10, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Essent, Essent IIH, Essent USH, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”) and the Administrative Agent;
WHEREAS, the Borrowers have requested certain amendments to be made to the Credit Agreement and the Lenders party hereto (who, for the avoidance of doubt, constitute the Required Lenders) are willing to amend the Credit Agreement subject to the terms and conditions set forth herein; and
WHEREAS, in accordance with Section 9.1 of the Credit Agreement, each of the Administrative Agent and each Loan Party party thereto, with the written consent of the Lenders party hereto, have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1    Defined Terms; References. Unless otherwise specifically defined herein, each capitalized term used herein (including in the recitals hereto) which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”). The rules of construction and other interpretive provisions specified in Section 1.2 of the Amended Credit Agreement shall apply to this Amendment, including terms defined in the preamble and recitals hereto.
Section 2.    Amendments to the Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:
(a)    the following defined terms shall be added to Section 1.01 of the Credit Agreement in proper alphabetical order:
“Contingency Reserve Amount”: means, as of any date of determination, with respect to any Regulated Insurance Company, the aggregate amount of contingency reserve of such Regulated Insurance Company at such time (as determined in accordance with SAP), as included in Aggregate write-ins for liabilities on page 3, line 2501, column 1 of the most recent Statutory Statement of such Regulated Insurance Company and as reported as “Contingency reserve” in the Details of Write-Ins of such Statutory Statement of such Regulated Insurance Company (or equivalent page, line or statement, to the extent that any thereof is modified or replaced) or equivalent form in the applicable jurisdiction in which such Regulated Insurance Company operates.

“Total Adjusted Capital”: means, as of any date of determination, the sum of (i) Statutory Surplus and (ii) the Contingency Reserve Amount.
(b)    Section 6.01(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Total Adjusted Capital. Permit the Total Adjusted Capital of Essent Guaranty at any time to be less than the 75% of the Total Adjusted Capital of Essent Guaranty as of September 30, 2021; provided that for purposes of calculating compliance with this Section 6.1(b), an amount equal to 50% of any deferred tax charge recognized by Essent Guaranty resulting from a single increase in the applicable corporate tax rate may be added back to Total Adjusted Capital;”
Section 3.    Effect of Agreement; Reaffirmation; Etc.
(a)    Except as expressly set forth herein or in the Amended Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Borrowers’ Obligations or to modify, affect or impair the perfection or continuity of the Administrative Agent’s security interests in, security titles to or other Liens, for the benefit of itself and the Lenders, on any Collateral for the Obligations. Without limiting the foregoing, (i) each Loan Party acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (B) the Security Documents do, and all of the Collateral does, and in each case shall continue to, secure the Obligations (as defined in each applicable Security Document) and any other obligations and liabilities of any Loan Party under any Loan Document on the terms and conditions set forth in the Security Documents, and hereby ratifies the security interests granted by it pursuant to the Security Documents and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Guarantee and Collateral Agreement, the Guarantee and Collateral Amendment and Acknowledgment and any other applicable Loan Document to which it is a party with respect to the Obligations (as defined in the Guarantee and Collateral Agreement or such other applicable Loan Document) and any other obligations and liabilities of any Loan Party under any Loan Document.
(b)    From and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
Section 4.    Representations of the Loan Parties. Each of the Loan Parties hereby jointly and severally represent and warrant that as of the date hereof:
(a)    each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects (or, if such representations and warranties are qualified by materiality, in all respects) on and as of the Amendment Effective Date as if made on and as of such date (except that any representations and warranties which expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, if such representations and warranties are qualified by materiality, in all respects) as of such earlier date);
(b)    no Default or Event of Default has occurred and is continuing on the Amendment Effective Date; and

(c)    this Amendment has been duly authorized, executed and delivered by each Loan Party party hereto and constitutes the legal, valid and binding obligations of each such Loan Party enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, examinership, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
Section 5.    Effectiveness of this Amendment. This Amendment shall become effective on the date (the “Amendment Effective Date”) when each of the following condition shall have been satisfied or waived:
(a)    Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by the Administrative Agent, each Borrower, each Guarantor and each Lender party hereto (which Lenders constitute “Required Lenders” under the Credit Agreement).
(b)    Fees. The Administrative Agent and the Lenders shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), pursuant to this Amendment and the other Loan Documents, which fees shall be payable in immediately available funds.
(c)    No Default. No Default or Event of Default shall have occurred and be continuing on such date, after giving effect to the effectiveness hereof on the Amendment Effective Date.
(d)    Representations. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (or, if such representations and warranties are qualified by materiality, in all respects) on and as of the Amendment Effective Date (except that any representations and warranties which expressly relate to an earlier date shall be true and correct in all material respects (or, if such representations and warranties are qualified by materiality, in all respects) as of such earlier date).
For the purpose of determining compliance with the conditions specified in this Section 5, each Lender that has signed this Amendment shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 5 unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto.
Section 6.    Payment of Expenses. The Borrowers agree to reimburse the Administrative Agent for all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation and administration of this Amendment.
Section 7.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 8.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Amendment by email shall be effective as delivery of a manually signed counterpart to this Amendment.
Section 9.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.    Integration. This Amendment and the other Loan Documents represent the entire agreement of the Borrowers, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
Section 11.    Miscellaneous. Sections 9.8(b), 9.12 and 9.16 of the Credit Agreement are incorporated herein by reference and shall apply to this Amendment mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ESSENT GROUP LTD.
By:    /s/ Mark A. Casale
    Name: Mark A. Casale
    Title:    President and CEO

ESSENT IRISH INTERMEDIATE HOLDINGS LIMITED
By:    /s/ Michael Brady
    Name: Michael Brady
    Title:    Director
ESSENT US HOLDINGS, INC.
By:    /s/ Mark A. Casale
    Name: Mark A. Casale
    Title:    President and CEO
ESSENT TREASURY SERVICES, LLC
By:    /s/ Mark A. Casale
    Name: Mark A. Casale
    Title:    Manager

[Signature Page to Amendment No. 1 to Third A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent and as a Lender
By:    /s/ Kristen M. Murphy
    Name: Kristen M. Murphy
    Title: Vice President

[Signature Page to Amendment No. 1 to Third A&R Credit Agreement]